Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 7, 2007, among the selling stockholders identified on the signature pages hereto (each, a “Selling Stockholder” and, collectively, the “Selling Stockholders”), Commerce Planet, Inc., a Utah corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to exemptions from registration under the Securities Act (as defined below), the Selling Stockholders, severally and not jointly, desire to offer and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Selling Stockholders, securities owned by the Selling Stockholders, as more fully described in this Agreement.

WHEREAS, in connection with the offer and sale of the Selling Stockholders’ securities contemplated hereunder, the Company has agreed to make certain representations and warranties and to provide certain registration rights to the Investors.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Selling Stockholders and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

"Escrow Agreement" means the Escrow Agreement, dated as of the date of this Agreement, among the Selling Stockholders, Roth Capital Partners, LLP and the Escrow Agent (as defined in the Escrow Agreement).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indemnified Party” shall have the meaning set forth in Section 4.2.

“Investment Amount” means, with respect to an Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Losses” means any loss, liability, obligation, claim, contingency, damage, cost or expense, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation related thereto.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Outside Date” means the 30th day following the date of this Agreement.

“Per Share Purchase Price” means $1.90.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. References to particular Sections and Paragraphs of Rule 144 shall refer to specific sections and paragraphs of such Rule as defined in this paragraph.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means those shares of Common Stock being offered and sold by the Selling Stockholders to Investors under this Agreement.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE 2.
PURCHASE AND SALE

2.1 Purchase of Shares; Closing.

(a) Subject to the terms and conditions set forth in this Agreement, at the Closing each Selling Stockholder shall, severally and not jointly, sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Selling Stockholders, Shares as specified in this Agreement. Each Share shall be sold for the Per Share Purchase Price.

(b) The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 or at such other location as the parties may agree.

(c) The Company and the Selling Stockholders will cooperate with one another, and will cause the Shares to be re-issued to the Investors at Closing by the Company to each Investor.

2.2 Certain Deliveries

(a) Within two Business Days of its execution and delivery of this Agreement, each Investor shall deliver or cause to be delivered (for further redistribution in accordance with the Escrow Agreement) its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to the account designated in writing in the Escrow Agreement for such purpose.

(b) Within two Business Days following its execution and delivery of this Agreement, each Selling Stockholder will deliver to or as directed by the Company its Shares, together with all documents, legal opinions, instruments, directions and writings as the Company may reasonably require so that the Company can timely re-issue and deliver the same to the Investors at the Closing.

(c) At the Closing, the following deliveries will be made:

(i) Each Investor will deliver to the Company the Registration Rights Agreement, duly executed by such Investor.

(ii) The Company will cause to be issued and delivered to each Investor:

(A)
a certificate, registered in the name of such Investor, containing a standard restrictive legend, representing the number of Shares to be re-issued and sold at Closing to such Investor, representing such Investor’s Investment Amount, and

(B)	the Registration Rights Agreement, duly executed by the Company.

(iii) The Escrow Agreement provides that, upon joint written instruction from the Company and Roth Capital Partners, LLP, the Escrow Agent will disburse the Investment Amounts funded into the escrow account by the Investors pursuant to Section 2.2(a) in accordance with the Flow of Funds Memorandum prepared in accordance with the Escrow Agreement.

(d) No Investor signature page to this Agreement will be deemed accepted by the Selling Stockholders until such time as the Investor shall be so notified in writing by the Selling Stockholders.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into the Transaction Documents to which it is a party and to carry out its obligations thereunder. The execution and delivery of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound.

(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents or by reason of the sale of the Shares hereunder, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required in accordance with Section 4.1 and (iii) those that have been made or obtained prior to the date of this Agreement.

(d) Issuance of the Shares. When originally issued to the Selling Stockholders, the Shares were duly authorized, fully paid and non-assessable. When issued to the Investors in accordance with Section 2.2(c)(ii), the Shares will be duly and validly issued, fully paid and nonassessable. The Selling Stockholders are the sole record owners of the Shares to be sold hereunder. The Selling Stockholders were originally issued the Shares on the dates specified in Schedule 3.3(e) and are recorded in the books and records of the Company as having continuously owed such Shares since their respective original issue dates.

(e) Certain Registration Matters. The Company is eligible to register the Shares for resale by the Investors under Form SB-2 promulgated under the Securities Act.

(f) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted.

(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Company Policies. The sale of the Shares by the Selling Stockholder does not violate any policies or procedures established by the Company.

(i) Non-Public Information. Other than as provided pursuant to written confidentiality agreements between the Company and the Investors, the Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information concerning the Company, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

3.2. Representations and Warranties of the Investors

. Each Investor, for itself and for no other Investor, hereby represents and warrants to the Company and the Selling Stockholders as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Investor is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling any such Shares, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any such Shares in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold Shares for any period of time. Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any Shares.

(c) Investor Status. Such Investor is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that such Investor was first contacted by Roth Capital Partners, LLC or Craig-Hallum Capital Group LLC regarding the acquisition of Shares contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(f) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of Roth Capital Partners, LLC or Craig-Hallum Capital Group LLC or any of their respective agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents. Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by such Investor, provided, however, that the Company understands and acknowledges that each Investor will rely on the representations and warranties set forth herein in connection with such Investors acquisition of the Shares. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Investor understands that its investment in the Shares involves a high degree of risk. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(g) Restrictions on Securities. Such Investor understands that the Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

(h) Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor 's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(i) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

3.3. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, for itself and no other Selling Stockholder, hereby represents to the Company and Investors as follows:

(a) Enforcement. The execution, delivery and performance by such Selling Stockholder of the Transaction Documents to which it is a party and the transactions contemplated thereby have been duly authorized by such Selling Stockholder and constitutes the valid and binding obligation of such Selling Stockholder, enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body, trustee or other Person is required to be made by such Selling Stockholder in connection with the consummation by such Selling Stockholder of the transactions on its part contemplated by the Transaction Documents, except (i) filings as may be required under Sections 13(d) and 16(a) of the Exchange Act, and (ii) those that have been made or obtained prior to the date of this Agreement.

(c) No Conflicts. The execution, delivery and performance by such Selling Stockholder of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not result in a breach or violation of, or constitute a default under (with or without notice or lapse of time), any stockholders agreement, voting trust agreement, trust or other fiduciary agreement, pledge agreement, registration rights agreement or other agreement or instrument to which such Selling Stockholder or any of its properties are bound or affected, and will not violate or conflict with any judgment, decree or order of any court or other governmental agency or any law, rule or regulation applicable to such Selling Stockholder.

(d) Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(d), no registration under the Securities Act is required for the offer and sale of the Shares by such Selling Stockholder to the Investors under the Transaction Documents.

(e) Good and Marketable Title. Such Selling Stockholder is the sole lawful record and beneficial owner of all of the Shares to be sold by it hereunder. Such Selling Stockholder has good and marketable title to the Shares to be sold by it hereunder, free and clear of any Liens. Upon consummation of the Closing, the Investors will have good and marketable title to the Shares purchased by them from such Selling Stockholder, free and clear of all Liens other than any Liens created by or through such Investor and restrictions on subsequent transfer imposed by the securities laws.

(f) Certain Fees. Except for fees and commissions payable to Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC by the Selling Stockholders, no brokerage or finder's fees or commissions are or will be payable by the Selling Stockholders to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(g) No Additional Agreements. Such Selling Stockholder does not have any agreement or understanding with any Investor or with the Company with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(h) Non-Public Information. Such Selling Stockholder confirms that neither it nor any Person acting on its behalf, other than in his or her capacity as an officer of the Company, has provided any Investor or its respective agents or counsel with any information that such Selling Stockholder believes constitutes material, non-public information concerning the Company, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. Such Selling Stockholder understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

(i) Limitation on Investors Representations. Such Selling Stockholder acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1. Securities Laws Disclosure; Publicity. By 9:00 a.m. (New York time) on the second Trading Day following the Closing Date, the Company shall (a) issue a press release and file a Current Report on Form 8-K disclosing the transactions contemplated by the Transaction Documents and the Closing (and attach as exhibits thereto the Transaction Documents). In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Current Report on Form 8-K or the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.2. Indemnification. Each party to this Agreement hereby agrees to severally and not jointly indemnify and hold each other party to this Agreement, and such other party’s officers, directors, agents, investment advisors, partners, members and employees (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, that any such Indemnified Party may suffer or incur as a direct result of or directly relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by such indemnifying Person in this Agreement. The mechanics and procedures with respect to the rights and obligations under this Section 4.2 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

4.3. Non-Public Information. Each of the Company and the Selling Stockholders covenant and agree that neither they nor any other Person acting on their behalf will provide any Investor with any information that it believes constitutes material non-public information concerning the Company, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. Each of the Company and the Selling Stockholders understand and confirm that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.4. Listing of Shares. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause such Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase Shares. The obligation of each Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing Date, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all respects as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance. Each of the Company and the Selling Stockholders shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by them at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market; and

(e) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

5.2. Conditions Precedent to the Obligations of the Company and the Selling Stockholders to Sell and Deliver Shares. The obligation of the Company and each Selling Stockholder to sell and/or deliver (as applicable) Shares at the Closing is subject to the satisfaction or waiver by the Company or the appropriate Selling Stockholder (as the case may be), at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance. The Investors shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by then at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(d) Termination. This Agreement shall not have been terminated as to such Selling Stockholder in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.

6.2. Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing (provided next day delivery is specified), if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	30 S. La Patera Lane, Suite 8 Goleta, CA 93117 Facsimile No.: (805) 964-9126 Attn: President

With a copy to: (which shall not constitute notice)	Sheppard Mullin Richter & Hampton LLP 1111 Chapala Street, 3rd Floor Santa Barbara, CA 93101 Facsimile No.: (805) 879-1855 Attn: C. Thomas Hopkins, Esq.

If to a Selling Stockholder:	To the address set forth on its signature page hereto;

If to an Investor:	To the address set forth on its signature page hereto;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares and, if prior to Closing, each of the Selling Stockholders. In addition, Sections 3.3, and Article 6 may not be waived or amended except in a written instrument signed by the Investors holding 100% of the Shares, the Company and each of the Selling Stockholders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

6.5. Termination. This Agreement may be terminated prior to Closing:

(a) by written agreement of each of the Investors and each of the Selling Stockholders; and

(b) by an Investor (as to itself but no other Investor) upon written notice to the Selling Stockholders and the Company, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Upon a termination in accordance with this Section 6.5, the terminating Investor(s), as applicable, shall not have any further obligation or liability (including as arising from such termination) to any other party and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom. No termination hereunder will affect the right of any party to sue for any breach by the other party (or parties) hereunder.

6.6. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Selling Stockholder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Investor assigns or transfers any Shares, provided that such assignment or transfer is made in accordance with all applicable Exchange Act requirements and that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Investors.”

6.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2 (as to each Indemnified Party).

6.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Company, the Investors and the Selling Stockholders agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each of the Company, the Investors and the Selling Stockholders hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each of the Company, the Investors and the Selling Stockholders hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company, the Investors and the Selling Stockholders hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be jointly and severally reimbursed by the adverse party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10. Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors, the Company and Selling Stockholders will be entitled to specific performance (without posting a bond or other security) under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each of the Company and each Selling Stockholder acknowledges that each of the Investors has been provided with the same Transaction Documents for the convenience of the Company and the Selling Stockholders for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.15. Limitation of Liability. Notwithstanding anything herein to the contrary, each of the Company and each Selling Stockholder acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMMERCE PLANET, INC.

By: /s/ Michael Hill
Name: Michael Hill
Title: Chairman of the Board and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR SELLING STOCKHOLDERS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ Michael Hill
Name: Michael Hill

Tax ID No.:

NUMBER OF SHARES BEING SOLD

1,250,000

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ Aaron Gravitz
Name: Aaron Gravitz

Tax ID No.:

NUMBER OF SHARES BEING SOLD

750,000

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ Charles Gugliuzza
Name: Charles Gugliuzza

Tax ID No.:

NUMBER OF SHARES BEING SOLD

637,500

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ Ethan Brooks
Name: Ethan Brooks

Tax ID No.:

NUMBER OF SHARES BEING SOLD

250,000

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ Miguel Angel Vazquez
Name: Miguel Angel Vazquez

Tax ID No.:

NUMBER OF SHARES BEING SOLD

100,000

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

NAME OF SELLING STOCKHOLDER

/s/ David Foucar
Name: David Foucar

Tax ID No.:

NUMBER OF SHARES BEING SOLD

50,000

ADDRESS FOR NOTICE

c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

JLF Partners I, L.P.

By: /s/ Hien Tran
Name: Hien Tran
Title: CFO

Investment Amount: $2,344,290

Tax ID No.: 13-4043496

ADDRESS FOR NOTICE

c/o: JLF Asset Management, LLC

Street: 2775 Via De La Valle, Suite 204

City/State/Zip: Del Mar, CA 92014

Attention: Hien Tran

Tel: (858) 259-3443

Fax: (858) 259-3449

DELIVERY INSTRUCTIONS

(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

JLF Partners II, L.P.

By: /s/ Hien Tran
Name: Hien Tran
Title: CFO

Investment Amount: $180,310

Tax ID No.: 13-4043497

ADDRESS FOR NOTICE

c/o: JLF Asset Management, LLC

Street: 2775 Via De La Valle, Suite 204

City/State/Zip: Del Mar, CA 92014

Attention: Hien Tran

Tel: (858) 259-3443

Fax: (858) 259-3449

DELIVERY INSTRUCTIONS

(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

JLF Offshore Fund, Ltd.

By: /s/ Hien Tran
Name: Hien Tran
Title: CFO

Investment Amount: $3,046,650

Tax ID No.: N/A

ADDRESS FOR NOTICE

c/o: JLF Asset Management, LLC

Street: 2775 Via De La Valle, Suite 204

City/State/Zip: Del Mar, CA 92014

Attention: Hien Tran

Tel: (858) 259-3443

Fax: (858) 259-3449

DELIVERY INSTRUCTIONS

(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel: